Exhibit 99.2

N A S D A Q · Q U C Y C O R P O R A T E P R E S E N T A T I O N Autonomous defense built for the next war. Warfare, reimagined for the Quantum era. Quantum Cyber is rebuilding the autonomy stack for a battlefield where GPS fails, EW dominates, and mass-produced attritable drones decide the fight — powered by a quantum antenna designed to support navigation in GPS-deficient environments. I N T E R C E P T O R S O N E - W A Y A T T A C K Q U A N T U M N A V I G A T I O N U S - M A N U F A C T U R E D N O R WA L K , C T · Q U A N T U M C Y B E R N .V.

Disclaimer & forward-looking statements This presentation was prepared by Quantum Cyber N.V. (Nasdaq: QUCY, formerly Mainz Biomed N.V.) for information purposes only. It is a high-level summary, is qualified by the Company's reports and filings with the U.S. Securities and Exchange Commission, and does not constitute an offer to sell or solicitation to buy securities in any jurisdiction. Statements about business strategy, product roadmaps, autonomous platforms, intellectual property, vertical integration, U.S. manufacturing, subsidiaries, market opportunity, financing, capacity, timing and the Project LightShift license are forward- looking statements under U.S. federal securities laws. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. They reflect current expectations and assumptions, not guarantees. Actual results may differ materially because of known and unknown risks, uncertainties and other factors described in the Company's Form 10-K, Forms 10-Q and Forms 8-K. The Company's financial statements include going-concern language. Except as required by law, the Company undertakes no obligation to update forward-looking statements. Market, industry and competitive data are based on third-party sources, public filings and Company estimates and have not been independently verified. Market sizes, growth rates, valuations and peer comparisons are illustrative and inherently uncertain. Product specifications, timelines, letters of intent and pipeline references remain subject to change, definitive documentation and customary conditions. Images, renderings, diagrams and other visual elements are illustrative and conceptual. They may not depict actual products, hardware, configurations, performance or operating conditions and should not be relied upon as current or future product representations. Nothing in this presentation is legal, tax, financial, investment or accounting advice or a securities recommendation. Past performance is not indicative of future results. Trademarks and trade names belong to their owners. This presentation may not be reproduced, redistributed or disclosed without the Company's prior written consent. Copies of all cited sources are maintained by the Company and available in the diligence data room upon request. 0 2 · I M P O R T A N T D I S C L O S U R E S N A S D A Q · Q U C Y Quantum Cyber N.V. - Corporate Presentation. 02 / 14

S A T E L L I T E N A V I G A T I O N U N D E R P R E S S U R E GPS denial changes the mission. GNSS interference can disrupt satellite navigation. Ukraine's field adaptation illustrates the growing need for resilient autonomous systems. CONTESTED NAVIGATION Airbus describes the risk of GNSS jamming and spoofing. MISSION RESILIENCE A passive reference is a design goal where satellite signals are unreliable. UKRAINE CONTEXT Quantum navigation is designed to provide a passive reference without broadcasting a new signal. 14 15 14 15 C O N C E PT UA L G N S S I N T ER R U PT I O N GNSS SIGNAL INTEGRITY FRONT JAMMING SPOOFING DENIED SATELLITE REFERENCE SIGNAL INTEGRITY COLLAPSES Operating context shown conceptually CONCEPTUAL ONLY 0 3 · G P S D E N I E D E N V I R O N M E N T S N A S D A Q · Q U C Y ¹⁴ Airbus, Quantum Navigation (March 2026; GNSS-interference context) · ¹⁵ FDD Action, Ukraine Investment Case (March 2026; drone adaptation context). 03 / 14

EXCLUSIVE WORLDWIDE LICENSE · SIGNED JUNE 11, 2026 · PROJECT LIGHTSHIFT, INC. The Quantum Autonomy Platform — three integrated layers. HARDWARE LAYER · SOFTWARE LAYER · APPLICATIONS LAYER WK Invented by Dr. Wolf Kohn CHIEF SCIENTIST · HEAD OF QUANTUM · QUANTUM CYBER "An array of nano multi-spectrum lenses paired with controllable diode lasers. Nearest-neighbor coordination for signal verification and redundancy — built on Near Field Quantum electrodynamics." Engineer of the Year at Lockheed, Boeing, and NASA. Prior work with DARPA. Former MIT professor and MIT graduate. Quantum Antenna HARDWARE Power, communications, and navigation in one licensed architecture. Airbus discusses MagNav research, not QUCY validation. MAHCA OS SOFTWARE Multiple Agent Hybrid Control Architecture; the coordination layer. Autonomous Platforms APPLICATIONS Interceptors and one-way attack drones built on the layers above. ¹ , ² ¹,⁵ ¹ ⁵ 1 14 0 4 · Q U A N T U M A U T O N O M Y P L A T F O R M · T H R E E L A Y E R S N A S D A Q · Q U C Y ¹ SEC, LightShift License · ² Quantum Cyber, June 15 license release · ⁵ Drexel, Kohn event record · ¹⁴ Airbus, MagNav research (context only). 04 / 14

Ukraine illustrates the attritable-autonomy context. Asymmetric interception costs 01 FDD Action reports Ukrainian interceptor drones costing $3,000–$5,000 , versus more than $3 million per Patriot missile used to intercept Iranian drones. Field results 02 FDD Action reports Ukrainian interceptor drones destroyed more than 70% of incoming Shaheds over Kyiv in the month before its March 2026 article. ¹⁵ 15 15 15 Q U C Y C O M P E T I T I V E E D G E Combat-informed EW countermeasure design is a Company objective. Operational lessons inform the swarm-algorithm roadmap. Ukrainian interceptor experience informs the case for attritable systems. UKRAINE RUSSIA DRONE VALLEY NO-MAN'S-LAND WEST EAST $3,000–$5,000 Ukrainian interceptor drone vs. >$3M Patriot missile 15 15 15 0 5 · A S Y M M E T R I C W A R F A R E · U K R A I N E L E S S O N S N A S D A Q · Q U C Y ¹⁵ FDD Action, Ukraine Investment Case (March 25, 2026); Kyiv Shahed interceptions and Ukrainian interceptor-drone versus Patriot-missile costs. 05 / 14

L E A D E R S H I P & B O A R D Built by operators who know the mission. C H I E F S C I E N T I S T · H E A D O F Q U A N T U M Dr. Wolf Kohn Engineer of the Year at Lockheed Martin, Boeing, and NASA; prior work with DARPA; former MIT professor and MIT graduate. T H E Q U A N T U M N AV I G AT I O N A U T H O R I T Y His expertise makes quantum navigation contractual, not aspirational. C H I E F EX EC UT I V E David Lazar CEO Public-company operator and architect of the autonomous-defense transition. Significant personal investment by the CEO — conviction capital. C H I E F F I N A N C I A L O F F I C ER Bill Caragol CFO Nasdaq technology and security-company finance leader with capital-markets, M&A, and SEC reporting depth. D I R ECTO R Peter O'Rourke B OARD OF DIRECTORS Former Acting US Secretary of Veterans Affairs and USAF officer with senior public-service experience. C O M M ER C I A L L EA D ERS H I P Tzvi Lev HEAD OF MIDDLE EAST SALES Leads QUCY's Middle East sales and commercial expansion. Dennis Schnur HEAD OF U.S. SALES Veteran distribution executive with experience in sourcing, supplier negotiations, and multi-tier U.S. retailer relationships. ¹,⁵ ⁵ ¹⁷ ¹⁷ ¹⁷ ⁷ ⁷ ⁶ ⁶ 0 6 · L E A D E R S H I P & B O A R D N A S D A Q · Q U C Y ¹ SEC EDGAR, LightShift License Agreement · ⁵ Drexel University event record · ⁶ GlobeNewswire, Dennis Schnur appointment (Aug. 25, 2026) · ⁷ GlobeNewswire, Tzvi Lev appointment (Sept. 2, 2026) · ¹⁷ Quantum Cyber SEC filings. 06 / 14

Forged in combat. Built for the next war. Our product development is led by a core team of Ukrainian engineers retained by the Company as employees and long- term contractors, with operational experience supporting autonomous systems in active electronic-warfare environments — among the world's most experienced practitioners in this domain. Their role, scope, and engagement structure are supported by internal Company records. Our designs draw on operational experience in contested environments. This combat-informed perspective guides product development. 0 7 · T H E T E A M N A S D A Q · Q U C Y 07 / 14

Warfare reinvents itself once a generation. The cavalry charge gave way to massed firepower, then to armor and precision. Today the manned, exquisite platform is giving way to quantum autonomy and attritable mass - a structural change, not a cyclical one. Quantum Cyber is building for the Quantum Autonomy era — designed for GPS-denied navigation, magnetic referencing, and MAHCA orchestration. 1815 Cavalry Man & horse 1914 Firepower Trench & artillery 1939 Armor The tank 1991 Precision Guided munitions 1995 GPS Satellite-guided precision — as introduced, now a single point of failure. Today Quantum Autonomy Designed for GPS- denied navigation · magnetic reference · MAHCA coordination Compressed Action Chains Edge autonomy is intended to shorten the sense- decide-act chain and reduce reliance on human-in- the-loop response. Swarm Superiority Coordinated, attritable mass is designed to challenge single-platform defenses. The unit of force is the swarm. Asymmetric Economics Lower-cost effectors are intended to challenge higher-cost targets. Software-defined autonomy aims to improve the cost equation. 0 8 · P A R A D I G M S H I F T N A S D A Q · Q U C Y Historical chronology is illustrative. Strategic and product language describes design objectives, not demonstrated performance. 08 / 14

Swarms governed by the MAHCA Operating System. The unit of force is the swarm. MAHCA orchestrates the swarm through mesh communications and hybrid control, intended to prevent a central point of failure. Multiple Agent Hybrid Control Architecture (MAHCA) THE OPERATING SYSTEM FOR THE SWARM Coordinated Mass Attritable mass designed to operate as a unified mesh. If one unit falls, the swarm is intended to re-task and re- assign the mission. Mesh Comms Dynamic orchestration via peer-to- peer mesh networking. Decentralized architecture is intended to reduce dependence on a single command point. Magnetic Nav Airbus describes magnetic-anomaly navigation as an emerging approach. QUCY's antenna is designed to help swarms navigate without GPS and is expected to resist jamming. These are design objectives, not demonstrated product performance. 1 14 0 9 · S W A R M O R C H E S T R A T I O N N A S D A Q · Q U C Y ¹ SEC, LightShift IP License (licensed architecture) · ¹⁴ Airbus, Quantum Navigation (March 2026; MagNav context, not QUCY validation). 09 / 14

Total Addressable Market Four target applications. A P P L I C AT I O N 0 1 Border Patrol $50–75B ILLUSTRATIVE COMPANY ESTIMATE Broad border-security TAM; autonomous surveillance and interdiction are not separately reported. Why us: persistent ISR + rapid interceptor response. 13 A P P L I C AT I O N 0 2 Warfare / Defense UAS $53.6B FY27 DRONE DOMINANCE REQUEST Drone Dominance line, not total UAS spending. Why us: attritable one-way attack + interceptor systems. 9 9 A P P L I C AT I O N 0 3 Law Enforcement $2–5B ILLUSTRATIVE COMPANY ESTIMATE No public series isolates domestic patrol + counter-UAS. Why us: lower-cost autonomy for persistent patrol and interdiction. A P P L I C AT I O N 0 4 GPS Alternative / Quantum Navigation $1–3B ILLUSTRATIVE COMPANY ESTIMATE Airbus describes magnetic-anomaly navigation as an emerging approach. That context does not validate this Company estimate or QUCY product performance. Why us: quantum-antenna navigation is designed for GPS-denied operations. 14 1 0 · M A R K E T O P P O R T U N I T Y N A S D A Q · Q U C Y ⁹ DoD FY2027 Budget Overview (Drone Dominance) · ¹³ MarketsandMarkets, border-security context · ¹⁴ Airbus, MagNav context. TAM ranges: illustrative Company estimates. 10 / 14

Made in America — vertically integrated, aligned to U.S. sourcing rules. Bridgeport is planned as a domestic manufacturing base. Tariff exposure and procurement preferences depend on applicable requirements. The announced 80-unit printing farm is operational. EQUIPMENT PROCUREMENT 01 PLANNING Motors Coaxial dual-propellant motors for strike and intercept missions. 02 PLANNING Routers / Propellers Precision-machined aerospace components for high- performance airframes. 03 PLANNING Injection Molding Airframe tooling and molding equipment for scaled production. 04 PLANNING CNC Machinery CNC machinery for precision airframe manufacturing. 05 OPERATIONAL 3D Printing 80-unit farm installed August 2026. See Slide 12. T H E F A C T O R Y · B R I D G E P O R T , C O N N E C T I C U T ~50,000 sq ft Owned industrial facility. Acquisition completed July 16, 2026. 100k drones/yr Targeted annual capacity across kamikaze, interceptor, and surveillance lines. High-density power architecture — Modular power units intended for scalable drone assembly. 3,10,11,12 3 4 4 18 Management projection only: the 100,000-unit annual capacity figure is a forward-looking target, not current operational capacity. See disclaimer. 1 1 · U S M A N U F A C T U R I N G F A C I L I T Y · V E R T I C A L I N T E G R A T I O N N A S D A Q · Q U C Y ³ Quantum Cyber, Aug. 31 farm release · ⁴ Quantum Cyber, July 16 acquisition · ¹⁰ White House drone EO · ¹¹ DFARS 252.225-7001 · ¹² USTR tariff actions · ¹⁸ Quantum Cyber, production target. 11 / 14

P R O O F O F E X E C U T I O N · A U G 3 1 , 2 0 2 6 80 printers. One roof. American autonomy at scale. PRE-REVENUE STAGE — MANUFACTURING BUILD-OUT. Quantum Cyber is a pre- revenue company. The stats on this page describe installed manufacturing capacity, not product sales or revenue. Quantum Cyber has completed the purchase and installation of an 80-unit 3D printing drone production farm at its Bridgeport, Connecticut manufacturing facility — a step toward the targeted annual production capacity described as a management projection on Slide 11. Vertical integration is no longer a plan. It is running hardware. 3 3 80 UNITS Purchased, installed, and operational at the Bridgeport facility 3 ~50,000 SQ FT Under one owned roof 4 KAMIKAZE · INTERCEPTOR · SURVEILLANCE · VTOL Airframe and component lines running in parallel DAY-ONE CAPACITY No permitting, no landlord, no supply- chain intermediary 3 M A D E I N A M E R I C A · M A N U FA C T U R I N G B U I L D - O U T 1 2 · B R I D G E P O R T 3 D P R I N T I N G F A R M N A S D A Q · Q U C Y ³ GlobeNewswire, 80-unit 3D printing farm PR (Aug. 31, 2026) · ⁴ Quantum Cyber, Bridgeport acquisition PR (July 16, 2026). 12 / 14

Policy tailwinds reward the domestic stack. U.S. policy supports domestic drone production and autonomy research; procurement eligibility depends on applicable rules. US Tariffs + Buy American U.S. tariff actions may affect imported goods. Buy American and defense- sourcing rules apply when their specific requirements are met. Autonomy Is a Procurement Priority The FY2027 request includes investment in autonomous and remotely operated systems. The 2025 Executive Order sets a policy direction for U.S. drone dominance. Cryptographic Standards Evolve NIST's post-quantum cryptography program develops cryptographic standards; it does not validate GPS-denied navigation. 9,10,11 12 11 9 10 16 WHAT THIS MEANS FOR QUCY QUCY is built for the policy moment: combat-informed autonomy designed and manufactured in America, with quantum navigation intended for environments where conventional systems may fail. ALIGNED TO ALLIED NEEDS MADE IN AMERICA TARIFF-AWARE SUPPLY CHAIN 1 3 · P O L I C Y T A I L W I N D S N A S D A Q · Q U C Y ⁹ DoD FY2027 Budget Request Overview · ¹⁰ White House, U.S. Drone Dominance EO · ¹¹ DFARS 252.225-7001 · ¹² USTR Presidential Tariff Actions · ¹⁶ NIST Post-Quantum Cryptography Program. 13 / 14

N A S D A Q · Q U C Y Quantum Cyber is the US-listed pure-play on the autonomy stack the next war is being fought with — designed for GPS-denied navigation, US- manufactured, and led by people with deep technical experience. I N V E S T O R R E L A T I O N S Arx Investor Relations qucy@arxhq.com C O M P A N Y Quantum Cyber N.V. Norwalk, CT 1 4 / 1 4 Additional information: quantum-cyber.ai/investors/news · quantum-cyber.ai/investors/sec-filings . 18 17 ¹⁷ Quantum Cyber SEC filings · ¹⁸ Quantum Cyber news and press releases.